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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 16, 1999





                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-45467               13-3291626
----------------------------         -----------           ----------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)



    1585 Broadway
    New York, New York                                      10036
  ---------------------                                  ----------
  (Address of Principal                                  (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 703-4000
                                                   --------------

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Item 5.  Other Events.
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Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Morgan Stanley Capital I Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Banc One Financial Services Home Equity Loan Trust 1999-2, Home Equity Loan Asset Backed Certificates, Series 1999-2 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999, and for the periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Banc One Financial Services Home Equity Loan Trust 1999-2, Home Equity Loan Asset Backed Certificates, Series 1999-2, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Certificates. The consent of KPMG is attached hereto as
Exhibit 23.1


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 25, 1998 and the prospectus supplement dated June 10, 1999 (collectively, the "Prospectus"), of Morgan Stanley Capital I Inc., relating to its Banc One Financial Services Home Equity Loan Trust 1999-2, Home Equity Loan Asset Backed Certificates, Series 1999-2.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of KPMG

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MORGAN STANLEY CAPITAL I INC.



                                             By:  /s/ Sanjeev Khanna
                                                  ------------------------
                                                  Name:   Sanjeev Khanna
                                                  Title:  Principal



Dated:  June 10, 1999

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                                 Exhibit Index
                                 -------------


Exhibit
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23.1              Consent of KPMG

                                 EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Ambac Assurance Corporation:



         We consent to the incorporation by reference in the registration statement (No. 333-45467) of Morgan Stanley Capital I Inc. (the "Registrant") and the prospectus supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated June 16, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                             /s/  KPMG LLP
                                             ----------------------

New York, New York
June 16, 1999